Disclosures Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the extent to which the COVID-19 pandemic continues to adversely impact the economic environment, market demand and our operations, as well as the pace of any economic recovery; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, mobility, textiles, medical, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to complete acquisition or investment transactions consistent with the Company's strategy; the ability to identify and execute on other attractive investment opportunities towards which to deploy capital; increased price competition and the introduction of competing products by other companies; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest, public health crises (including, but not limited to, the COVID-19 pandemic); other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters or other crises including public health crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; tax rates and changes thereto; our ability to obtain regulatory approval for, and satisfy closing conditions to, any transactions described herein; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Market / Industry Information and Management Estimates This presentation includes market, economic, and industry data and forecasts. The Company obtained this information from industry publications, third party reports and management’s own internal estimates. Industry publications and other third-party surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. While the Company believes that data included in this presentation from third-party sources is reasonably reliable as of the date of this presentation, the Company has not independently verified such data and cannot guarantee its accuracy or completeness. The Company also cannot guarantee the correctness of the assumptions underlying its internally-generated estimates or information. ~ Celanese

2021 Investor Day March 25, 2021

Welcome Lori Ryerkerk

2 Welcome & Introduction Lori Acetyl Chain (AC) John Engineered Materials (EM) Tom Break Acetate Tow (AT) Lori Sustainability Lori Financial Excellence Scott Wrap Up Lori Break Question & Answer Session Lori Ryerkerk Chairman & CEO Tom Kelly SVP, Engineered Materials Scott Richardson Chief Financial Officer John Fotheringham SVP, Acetyl Chain Agenda ~ Celanese ~ Celanese

…collectively focused on delivering value for shareholders Everything we do starts with our people… Celanese Values employees shareholders safety customers communityquality 3 ~ Celanese ~ Celanese

Commercial Excellence Enhanced … to sustainably lift the foundational earnings power of Celanese We have been on a path this decade… Competitive Positions & Financial Health Established 2011 2012 2013 2014 Differentiated Business Models Implemented 2015 2016 2017 2018 2019 2020 $4.51 $4.07 $4.50 $5.67 $6.02 $6.61 $7.51 $11.00 $9.53 $7.64 $4-6 $6-8 $8-10 Adjusted earnings per share 4 ~ Celanese ~ Celanese

Decisive actions amid 2020 pandemic...

Celanese

2020 Headwinds[1]

27% ↓	lower Q2 Engineered Materials volume
14% ↓	lower Chinese acetic acid pricing
$53M ↓	lower Engineered Materials affiliate earnings
~$70M ↑	higher turnaround expense

2020 Actions

- $214 million in productivity
- $1.575 billion monetization of Polyplastics
- Elotex acquired and integrated
- Favorable long-term raw material agreements
- KEPCO JV restructuring commenced
- Acetic acid reconfiguration project improvements
- Accelerated turnarounds prior to recovery

... proved the resiliency of our earnings power and positioned us for recovery

[1] Headwinds versus 2019

Celanese 5

Positioned to drive continued shareholder value Total Shareholder Return (February 28, 2011 - February 28, 2021) S&P 500 253% 161% Celanese Avg. Annual TSR 16.1% 13.9% 11.3% Celanese S&P 500 DJUSCH Index 6 Performance has delivered leading total shareholder return 296% DJUSCH Index ~ Celanese ~ Celanese

1 Themes you will hear today 8 FOCUSING OUR UNIQUE BUSINESS MODELS TO WIN IN KEY END MARKETS… ENGINEERED MATERIALS ACETYL CHAIN ACETATE TOW Dedicated growth programs Aligning early with industry winners Subsegments with differentiated growth Driving differentiation in downstream products Alternative uses for acetate flake Sustainability solutions ...to drive GDP+ growth in Engineered Materials and the Acetyl Chain MULTIPLYING OUR MOMENTi ~ ~ Celanese

2 Themes you will hear today TRANSFORMING OUR APPROACH TO PRODUCTIVITY … PROCESS AUTOMATION DATA & ANALYTICS SUPPLY CHAIN NETWORK Supply chain optimization tools Customer experience solutions Analytics & predictive forecasting Artificial intelligence for business decisions Regional production localization Scheduling upgrades ...to drive continued lift in fundamental profitability 9 MULTIPLYING OUR MOMENTi ~ ~ Celanese

SUPPLY CHAIN NETWORK 3 Themes you will hear today DRIVING GREATER SUSTAINABILITY... ENVIRONMENTAL SOCIETAL COMMERCIAL Energy & resource efficiency Climate change Diversity, equity & inclusion Community partnerships Sustainable feedstocks End-of-life product solutions ...consistent with our values and top tier shareholder value generation 10 MULTIPLYING OUR MOMENTi ~ ~ Celanese

4 Themes you will hear today ENHANCING OUR CASH GENERATION AND CAPITAL DEPLOYMENT... ORGANIC INVESTMENT INORGANIC INVESTMENT CASH TO SHAREHOLDERS High-return, capital-efficient expansions Productivity enhancing projects Attractive M&A opportunity sets Joint venture optimization Dividend growth Steady & opportunistic share repurchases ...while maintaining industry leading returns 11 MULTIPLYING OUR MOMENTi ~ ~ Celanese

Multiplying our momentum… …to deliver double-digit earnings per share growth annually Adjusted Earnings Per Share 2015 2016 2017 2018 2019 2020 2021F 2022F 2023F $6-8 $8-10 $11-14 3 2 1 4 Winning in key end markets Transforming our productivity Driving greater sustainability Enhancing our capital deployment 12 ADJUSTED EBIT $1.7-1.8B 2023 $9.53$11.00$7.51$6.61$6.02 $7.64 ADJUSTED EPS OPERATING CASH FLOW $13-14 2023 $4-5B Cumulative 2021-2023 MULTIPLYING OUR MOMENTi ~ ~ Celanese